                                                                    EXHIBIT 10.3

                               SECURITY AGREEMENT

         THIS AGREEMENT is made on this _____ day of December, 2000, by and among BRISTOL RETAIL SOLUTIONS, INC., a Delaware corporation ("DEBTOR") and REGISTRY MAGIC INCORPORATED, a Florida corporation ("SECURED PARTY") to secure Debtor's obligations under a certain promissory note of even date herewith ("DEBTOR'S NOTE") and all obligations due or to become due from Debtor to Secured Party, whether fixed or contingent, and whether or not such obligations or liabilities of Debtor to Secured Party are primary, secondary, direct, contingent, sole, joint, or several (the "LIABILITIES").

         1. COLLATERAL. The term "COLLATERAL" means all of Debtor's inventory, every kind and character and receivables, all whether now owned or hereafter acquired, and all cash and noncash proceeds and products not subject to or second to the first lien of Coast Business Credit.

         2. GRANT OF SECURITY INTEREST. Debtor grants to Secured Party a security interest in all of the Collateral as security for payment of all the Liabilities, which security interest is senior in priority to any other security interest that may hereafter attach to the Collateral and agrees to execute and deliver to Secured Party such financing statements that may be necessary to perfect such purchase money security interest, from time to time. If Debtor refuses or neglects to sign such financing statements within a reasonable time after the date hereof, or after being requested to do so, in the case of a supplementary filing, then Secured Party may sign such financing statements in behalf of Debtor, or file such financing statements without Debtor's signature.

         3. REPRESENTATIONS OF DEBTOR. Debtor makes the following representations to Secured Party:

                  3.1 Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, the state of its incorporation. Debtor has the corporate power and authority to own its assets, conduct its business as and where such business is presently conducted, and enter into this Agreement and the other agreements contemplated hereby.

                  3.2 The execution, delivery and performance of this Agreement and the other agreements contemplated hereby by Debtor, and the consummation by Debtor of the transactions contemplated by this Agreement:

                           3.2.1 Have been authorized by all necessary corporate
                  actions;

                           3.2.2 Do not constitute a breach of Debtor's Articles
                  of Incorporation or bylaws or any contract to which Debtor is a party or by which Debtor is bound;

                           3.2.3 Does not constitute a violation of any law,
                  rule or regulation, or judgment or order applicable to Debtor, and

                           3.2.4 Does not require the consent of any person,
                  company or governmental authority.

                           3.2.5 This Agreement and each other agreement
                  contemplated hereby constitutes the valid and legally binding agreement of Debtor, enforceable against Debtor in accordance with its terms.

                           3.2.6 The Collateral is lawfully owned by Debtor and
                  is free and clear of any liens, security interests, claims, charges, encumbrances, taxes, and assessments of every kind and description, except the security interest granted in this Agreement.

         4. COVENANTS OF DEBTOR. Debtor undertakes to perform the following covenants throughout the term of this Agreement.

                  4.1 The Collateral must at all times be located at 1350 3760 Kilroy Airport Way, Suite 450, Long Beach, California 90806 and may not be removed, except in the ordinary course of Debtor's business, without the prior written consent of Secured Party.

                  4.2 Debtor may at all times retain possession of the Collateral and must not sell, exchange, assign, lease, loan, mortgage, or otherwise dispose of any of the Collateral, other than in the ordinary course of Debtor's business, without the prior written consent of Secured Party.

                  4.3 Debtor must at all times defend the title to the Collateral against all persons and against all claims and demands whatsoever, and keep the Collateral free and clear of any liens, security interests, claims, charges, encumbrances, taxes, and assessments of every kind and description.

                  4.4 Debtor must, at its own cost and expense, keep the Collateral in as good and substantial repair as the Collateral is on the date hereof, or as the Collateral exists when acquired, reasonable wear and tear excepted, making replacements when and where necessary.



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

                  4.5 Upon request and as instructed by Secured Party, Debtor must comply with the requirements of all applicable state and federal laws in order to grant to a Secured Party a valid first lien upon, and a security interest in, the Collateral, senior in priority to all other liens and security interests.

                  4.6 Debtor must pay, when due, all taxes, assessments and other charges lawfully and validly levied or assessed upon the Collateral or any part thereof, and Debtor must pay all fees, costs, and expenses, of whatever kind and nature, which Secured Party may incur in filing public notices, as well as expenses reasonably incurred by Secured Party, in protecting, maintaining, preserving, enforcing, or foreclosing the purchase money security interest granted to Secured Party hereunder, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this transaction, promptly after Debtor has been notified by Secured Party of the amount of such fees, costs, or expenses.

                  4.7 Debtor must have and maintain insurance at all times with respect to all Collateral in types, forms, and amounts as are customary for businesses similar to that of Debtor. Each such policy must provide that the proceeds of the insurance policies are payable to Debtor and Secured Party as their interests may appear and that the policies may not be modified or canceled unless Secured Party has received 30 days' prior written notice. Debtor must provide Secured Party with certificates of insurance verifying the terms of the policies within 10 days of the execution and delivery hereof. Secured Party is authorized, but is under no duty, to obtain the insurance required by this subsection, at Debtor's sole cost and expense, upon Debtor's failure to do so, and Debtor must reimburse Secured Party for any cost or expense incurred by Secured Party in obtaining the insurance, upon demand.

                  4.8 Debtor must deliver to Secured Party, with reasonable promptness, such information relating to the operation and finances of its business as may be reasonably requested by Secured Party from time to time.

                  4.9 Debtor must promptly give Secured Party written notice of

                           4.9.1 All threatened or actual actions or suits (at
                  law or in equity) and of all threatened or actual investigations or proceedings by or before any court, arbitrator or any governmental department, commission, board, bureau, agency or other instrumentality, state, federal or foreign, affecting Debtor or the rights or other properties of Debtor;


                           4.9.2 Any adverse change in the condition (financial
                  or otherwise) of Debtor; and



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                           4.9.3 Any seizure or levy upon any part of any of
                  Debtor's properties under any process or by a receiver.

                  4.10 Debtor may not obtain or attempt to obtain (other than for the purpose of repaying the Liabilities) any loans, advances, or other financial accommodations or arrangements from any party other than the Liabilities.

                  4.11 Debtor may not create, incur, assume or suffer to exist any Lien of any kind upon any of its property or assets (including the Collateral), whether now owned or hereafter acquired, except Liens in favor of Secured Party.

                  For purposes of this subsection 4.11, the term "LIEN" means any mortgage, pledge, deed of trust, assignment, security interest, encumbrance, hypothecation, lien, or charge of any kind, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

                  4.12 Debtor may not guaranty, endorse, become surety with respect to, or otherwise become directly or contingently liable for the obligations of any other person except by endorsement of negotiable instruments for deposit or collection and similar transactions in the ordinary course of business.

                  4.13 Debtor may not engage in any transaction with any of its officers, directors or employees, or any affiliated person, except for an "arms-length" transaction on terms no more favorable to the other party than would be granted to an unaffiliated person, which transaction must be disclosed in a timely manner to Secured Party prior to the consummation of the transaction.

                  4.14 Debtor may not make any loans or advances to or extend any credit to any person.

                  4.15 Debtor may not pledge Secured Party's credit for any purpose whatsoever.

         5. SECURED PARTY'S ACCESS TO COLLATERAL. Secured Party, or its agents, may enter upon Debtor's premises at any time during normal business hours, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and to make copies thereof; and may discuss its affairs, finances and accounts with its officers, directors, employees, bookkeepers and accountants. Debtor agrees to notify Secured Party promptly of any change in its mailing address or principal place of business, in order that a prompt refiling of any outstanding notices may be made, if necessary.



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

         6. SECURED PARTY MAY REMOVE LIENS, ETC. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. All such sums, as well as costs, advanced by Secured Party pursuant to this Agreement will be due immediately from Debtor to Secured Party, and will be secured hereby.

         7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events constitutes an "EVENT OF DEFAULT".

                  7.1 Debtor fails to pay any amount due under this Agreement, or the Liabilities within the applicable grace period, or, if none is provided, within 10 days after payment is due;

                  7.2 Debtor breaches any term, provision, warranty, or representation under this Agreement and the Liabilities and fails to cure the breach within 5 days after notice;

                  7.3 The commencement of bankruptcy, reorganization, arrangement, or liquidation proceedings, state or federal, by Debtor, or the commencement of any such proceedings against Debtor which are not terminated within 30 days after commencement;

                  7.4 The commencement of a proceeding for the appointment of a bankruptcy or similar trustee, receiver, conservator, custodian, or other judicial representative by Debtor, or the commencement of any such proceedings against Debtor which are not terminated within 30 days after commencement;

                  7.5 The attachment of, execution against, levy upon, or other seizure of the property of Debtor (other than an attachment which is solely for jurisdictional purposes), unless, and only as long as, Secured Party's counsel determines that such attachment, execution, levy or seizure is being contested in good faith;

                  7.6 Any assignment by Debtor for the benefit of creditors;

                  7.7 The attempted rejection of this Agreement or any of the Liabilities by a bankruptcy trustee or debtor in possession who succeeds to the Collateral; or

                  7.8 Debtor becomes insolvent or unable to pay its debts as they mature.



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         8. REMEDIES.

                  8.1 Upon the occurrence of an Event of Default, and at the option of Secured Party, the Liabilities will immediately mature and become due and payable in full without notice or demand.

                  8.2 Upon the occurrence of an Event of Default, Debtor grants to Secured Party, in addition to any rights, powers, or remedies Secured Party may have under any applicable law, all of which are cumulative, the right to:

                           8.2.1 Require Debtor to assemble the Collateral and
                  any records pertaining thereto and make them available to Secured Party at a place designated by Secured Party;

                           8.2.2 Grant extensions and compromise or settle
                  claims for less than face value relative to any Collateral;

                           8.2.3 Use, in connection with any assembly or
                  disposition of the Collateral, any trade mark, trade name, trade style, copyright, brand, patent right, or technical process used or utilized by Debtor;

                           8.2.4 Take such measures as Secured Party may deem
                  necessary or advisable to preserve, process, develop, maintain, protect, care for, or insure the Collateral or any portion thereof, and Debtor hereby irrevocably constitutes and appoints Secured Party as Debtor's attorney-in-fact to do all acts and things in connection therewith;

                           8.2.5 Notify account debtors to pay over to Secured
                  Party all sums owed to Debtor; and

                           8.2.6 Enter upon Debtor's premises peaceably by
                  Secured Party's own means, with or without legal process, and take possession of the Collateral, or render it unusable or dispose of the Collateral on Debtor's premises, and Debtor agrees not to interfere.

                  8.3 Debtor appoints and constitutes Secured Party as its attorney-in-fact, effective upon the occurrence of an Event of Default:

                           8.3.1 To receive, open and dispose of all mail
                  addressed to Debtor;

                           8.3.2 To endorse the name of Debtor upon any notes,
                  acceptances, checks, drafts, money orders, and other evidences of payment from its account debtors which may come into Secured Party's possession and to deposit or otherwise collect the same;



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                           8.3.3 To do all other acts and things necessary to
                  carry out this Agreement; and

                           8.3.4 Debtor waives notice of presentment, protest,
                  and dishonor of any instrument so endorsed by Secured Party.

                           All acts of Secured Party as attorney-in-fact for
                  Debtor are authorized, ratified, and approved and Debtor agrees that Secured Party, as attorney-in-fact, will not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Agreement remains in effect or any of the Liabilities remain outstanding.

         9. SALE OF COLLATERAL AFTER DEFAULT. Upon the occurrence of an Event Default, all of the Collateral may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between items of security or without assigning to them any proportion of the proceeds of such sale. Debtor, insofar as it legally may so do, waives the application of any doctrine of marshalling. In the alternative, the Collateral may be offered for sale separately, and sales may be held from time to time, and all powers of Secured Party will not be fully executed until all of the Collateral has been sold. The expenses of pursuing, searching for, receiving, taking, keeping, storing, advertising and selling the Collateral will be chargeable to Debtor. Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Secured Party must give Debtor reasonable notice of the time and place of any public sale of the Collateral, or of the time after which any private sale or any other intended disposition thereof is to be made. Any requirement of reasonable notice prior to sale or disposition of the Collateral will be fulfilled if notice is deemed given at least 10 days prior to the sale or disposition. In any event, Debtor will remain liable for any deficiency resulting from a sale of the Collateral and must pay any such deficiency upon demand.

         10. MISCELLANEOUS.

                  10.1 NOTICES. All notices, consents or other communications required or permitted to be given under this Agreement must be in writing and will be sufficient and be deemed to have been duly given or made if and when (I) delivered personally, (II) mailed by first class certified mail, return receipt requested, postage prepaid, or (III) sent by a nationally recognized express courier service, postage or delivery charges prepaid, to the parties at the following addresses or at any other address that is communicated to the other parties by proper notice.



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

                  If to Secured Party, to:

                  Registry Magic Incorporated
                  6251 B Park of Commerce Boulevard N.W.
                  Boca Raton, Florida 33487
                  Facsimile Number: (561) 994-3223

                  If to Debtor, to:

                  Bristol Retail Solutions, Inc.
                  3760 Kilroy Airport Way, Suite 450
                  Long Beach, California 90806
                  Attention:  David Kaye
                  Facsimile Number: ________________

                  10.2 NO WAIVERS. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, will constitute a waiver of, or will preclude any other or further exercise of, any right, power or remedy. TIME IS OF THE ESSENCE OF THIS AGREEMENT.

                  10.3 SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement will not affect the other provisions and this Agreement must be construed in all respects as if such invalid or unenforceable provision was omitted.

                  10.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be an original hereof, and it is not necessary in making proof of this Agreement to produce or account for more than one counterpart.

                  10.5 HEADINGS. Descriptive headings used in this Agreement are for convenience only and do not control or affect the meaning or construction of any provision of this Agreement.

                  10.6 CONSTRUCTION. The laws of the State of Florida govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties. Each party has reviewed and participated in the drafting of this Agreement and any rule of construction to the effect that any ambiguities are to be resolved against the drafting party may not be employed in the interpretation of this Agreement. Wherever the context requires, all words in any gender will be deemed to include the masculine, feminine or neuter gender; all singular words include the plural, and all plural words will include the singular.



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                  10.7 FURTHER COOPERATION. From and after the date of this
         Agreement, Debtor agrees to execute, acknowledge, deliver, file and record, at its own cost and expense, whatever additional documents may be necessary to carry out the intent and purpose of this Agreement that Secured Party have a properly perfected purchase money security interest in the Collateral, senior in priority to all other liens and security interests.

                  10.8 JURISDICTION AND VENUE. Each of the parties submits to the jurisdiction of the courts of the State of Florida and agrees that the appropriate venue for any and all suits and special proceedings arising out of, in connection with, or by reason of this Agreement, will be the courts of competent jurisdiction located in Florida. Each party further agrees that those courts have IN PERSONAM jurisdiction over that party even if that party is then residing outside of the state. THE PARTIES HEREBY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON THIS AGREEMENT.

                  10.9 BINDING NATURE; ASSIGNMENTS. This Agreement is binding upon and will operate for the benefit of the parties and their respective successors and permitted assigns. None of Debtor's obligations created under this Agreement are assignable without the written consent of Secured Party. Secured Party may assign its rights under this Agreement without Debtor's consent, and, if such an assignment is made, then the assignee will be entitled, upon giving notice to Debtor, to the performance of all of Debtor's obligations hereunder.

                  10.10 LEGAL FEES. Upon the resolution of any dispute arising out of this Agreement, the prevailing party will be entitled to recover the actual fees of its attorneys and costs, at all levels.

                  10.11 COMPLETENESS; AMENDMENT. This Agreement is being made and delivered in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, and, together with the Asset Purchase Agreement and the ancillary documents executed and delivered in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, constitutes the entire understanding among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings. Any amendment, modification or supplement to this Agreement must be in writing and executed by the party against which
         (whom) enforcement of such amendment, modification or supplement is sought.

                  10.12 LEGAL COUNSEL. Each party shall have had the opportunity to obtain independent legal counsel. Debtor and Secured Party acknowledge and agree that Atlas Pearlman, P.A. has represented
         Debtor in the past and each party waives any conflict.



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         11. COUNTERPARTS. This Agreement may be executed and delivered in two or more counterparts, each of which shall be an original document and all of which together shall constitute a single document. This Agreement shall be executed in full when one or more counterparts taken together shall have been executed and delivered by the parties by facsimile transmission or otherwise.

         WITNESS THE DUE EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT ON THE DATE FIRST WRITTEN ABOVE.

                                      DEBTOR:

                                      BRISTOL RETAIL SOLUTIONS, INC.,
                                      a Delaware corporation

                                      By: /s/ David Kaye
                                          --------------------------------------
                                              Authorized Officer

                                      SECURED PARTY:

                                      REGISTRY MAGIC INCORPORATED,
                                      a Florida corporation

                                      By: /s/ Lawrence Cohen
                                          --------------------------------------
                                              Authorized Officer



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






                               SECURITY AGREEMENT

         THIS AGREEMENT is made on this _____ day of October, 2000, by and among BRISTOL RETAIL SOLUTIONS, INC., a Delaware corporation ("DEBTOR") and REGISTRY MAGIC INCORPORATED, a Florida corporation ("SECURED PARTY") to secure Debtor's obligations under a certain promissory note ("DEBTOR'S NOTE") and all obligations due or to become due from Debtor to Secured Party, whether fixed or contingent, and whether or not such obligations or liabilities of Debtor to Secured Party are primary, secondary, direct, contingent, sole, joint, or several (the "LIABILITIES").

         1. COLLATERAL. The term "COLLATERAL" means all of Debtor's inventory, every kind and character and receivables, all whether now owned or hereafter acquired, and all cash and noncash proceeds and products not subject to or second to the first lien of Coast Business Credit.

         2. GRANT OF SECURITY INTEREST. Debtor grants to Secured Party a security interest in all of the Collateral as security for payment of all the Liabilities, which security interest is senior in priority to any other security interest that may hereafter attach to the Collateral and agrees to execute and deliver to Secured Party such financing statements that may be necessary to perfect such purchase money security interest, from time to time. If Debtor refuses or neglects to sign such financing statements within a reasonable time after the date hereof, or after being requested to do so, in the case of a supplementary filing, then Secured Party may sign such financing statements in behalf of Debtor, or file such financing statements without Debtor's signature.

         3. REPRESENTATIONS OF DEBTOR. Debtor makes the following representations to Secured Party:

                  3.1 Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, the state of its incorporation. Debtor has the corporate power and authority to own its assets, conduct its business as and where such business is presently conducted, and enter into this Agreement and the other agreements contemplated hereby.

                  3.2 The execution, delivery and performance of this Agreement and the other agreements contemplated hereby by Debtor, and the consummation by Debtor of the transactions contemplated by this Agreement:

                           3.2.1 Have been authorized by all necessary corporate
                  actions;

                           3.2.2 Do not constitute a breach of Debtor's Articles
                  of Incorporation or bylaws or any contract to which Debtor is a party or by which Debtor is bound;

                           3.2.3 Does not constitute a violation of any law,
                  rule or regulation, or judgment or order applicable to Debtor, and

                           3.2.4 Does not require the consent of any person,
                  company or governmental authority.

                           3.2.5 This Agreement and each other agreement
                  contemplated hereby constitutes the valid and legally binding agreement of Debtor, enforceable against Debtor in accordance with its terms.

                           3.2.6 The Collateral is lawfully owned by Debtor and
                  is free and clear of any liens, security interests, claims, charges, encumbrances, taxes, and assessments of every kind and description, except the security interest granted in this Agreement.

         4. COVENANTS OF DEBTOR. Debtor undertakes to perform the following covenants throughout the term of this Agreement.

                  4.1 The Collateral must at all times be located at 1350 3760 Kilroy Airport Way, Suite 450, Long Beach, California 90806 and may not be removed, except in the ordinary course of Debtor's business, without the prior written consent of Secured Party.

                  4.2 Debtor may at all times retain possession of the Collateral and must not sell, exchange, assign, lease, loan, mortgage, or otherwise dispose of any of the Collateral, other than in the ordinary course of Debtor's business, without the prior written consent of Secured Party.

                  4.3 Debtor must at all times defend the title to the Collateral against all persons and against all claims and demands whatsoever, and keep the Collateral free and clear of any liens, security interests, claims, charges, encumbrances, taxes, and assessments of every kind and description.

                  4.4 Debtor must, at its own cost and expense, keep the Collateral in as good and substantial repair as the Collateral is on the date hereof, or as the Collateral exists when acquired, reasonable wear and tear excepted, making replacements when and where necessary.

                  4.5 Upon request and as instructed by Secured Party, Debtor must comply with the requirements of all applicable state and federal laws in order to grant to a Secured Party a valid first lien upon, and a security interest in, the Collateral, senior in priority to all other liens and security interests.

                  4.6 Debtor must pay, when due, all taxes, assessments and other charges lawfully and validly levied or assessed upon the Collateral or any part thereof, and Debtor must pay all fees, costs, and expenses, of whatever kind and nature, which Secured Party may incur in filing public notices, as well as expenses reasonably incurred by Secured Party, in protecting, maintaining, preserving, enforcing, or foreclosing the purchase money security interest granted to Secured Party hereunder, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this transaction, promptly after Debtor has been notified by Secured Party of the amount of such fees, costs, or expenses.

                  4.7 Debtor must have and maintain insurance at all times with respect to all Collateral in types, forms, and amounts as are customary for businesses similar to that of Debtor. Each such policy must provide that the proceeds of the insurance policies are payable to Debtor and Secured Party as their interests may appear and that the policies may not be modified or canceled unless Secured Party has received 30 days' prior written notice. Debtor must provide Secured Party with certificates of insurance verifying the terms of the policies within 10 days of the execution and delivery hereof. Secured Party is authorized, but is under no duty, to obtain the insurance required by this subsection, at Debtor's sole cost and expense, upon Debtor's failure to do so, and Debtor must reimburse Secured Party for any cost or expense incurred by Secured Party in obtaining the insurance, upon demand.

                  4.8 Debtor must deliver to Secured Party, with reasonable promptness, such information relating to the operation and finances of its business as may be reasonably requested by Secured Party from time to time.

                  4.9 Debtor must promptly give Secured Party written notice of

                           4.9.1 All threatened or actual actions or suits (at
                  law or in equity) and of all threatened or actual investigations or proceedings by or before any court, arbitrator or any governmental department, commission, board, bureau, agency or other instrumentality, state, federal or foreign, affecting Debtor or the rights or other properties of Debtor;

                           4.9.2 Any adverse change in the condition (financial
                  or otherwise) of Debtor; and



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


                           4.9.3 Any seizure or levy upon any part of any of
                  Debtor's properties under any process or by a receiver.

                  4.10 Debtor may not obtain or attempt to obtain (other than for the purpose of repaying the Liabilities) any loans, advances, or other financial accommodations or arrangements from any party other than the Liabilities.

                  4.11 Debtor may not create, incur, assume or suffer to exist any Lien of any kind upon any of its property or assets (including the Collateral), whether now owned or hereafter acquired, except Liens in favor of Secured Party.

                  For purposes of this subsection 4.11, the term "LIEN" means any mortgage, pledge, deed of trust, assignment, security interest, encumbrance, hypothecation, lien, or charge of any kind, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

                  4.12 Debtor may not guaranty, endorse, become surety with respect to, or otherwise become directly or contingently liable for the obligations of any other person except by endorsement of negotiable instruments for deposit or collection and similar transactions in the ordinary course of business.

                  4.13 Debtor may not engage in any transaction with any of its officers, directors or employees, or any affiliated person, except for an "arms-length" transaction on terms no more favorable to the other party than would be granted to an unaffiliated person, which transaction must be disclosed in a timely manner to Secured Party prior to the consummation of the transaction.

                  4.14 Debtor may not make any loans or advances to or extend any credit to any person.

                  4.15 Debtor may not pledge Secured Party's credit for any purpose whatsoever.

         5. SECURED PARTY'S ACCESS TO COLLATERAL. Secured Party, or its agents, may enter upon Debtor's premises at any time during normal business hours, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and to make copies thereof; and may discuss its affairs, finances and accounts with its officers, directors, employees, bookkeepers and accountants. Debtor agrees to notify Secured Party promptly of any change in its mailing address or principal place of business, in order that a prompt refiling of any outstanding notices may be made, if necessary.

         6. SECURED PARTY MAY REMOVE LIENS, ETC. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. All such sums, as well as costs, advanced by Secured Party pursuant to this Agreement will be due immediately from Debtor to Secured Party, and will be secured hereby.

         7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events constitutes an "EVENT OF DEFAULT".

                  7.1 Debtor fails to pay any amount due under this Agreement, or the Liabilities within the applicable grace period, or, if none is provided, within 10 days after payment is due;

                  7.2 Debtor breaches any term, provision, warranty, or representation under this Agreement and the Liabilities and fails to cure the breach within 5 days after notice;

                  7.3 The commencement of bankruptcy, reorganization, arrangement, or liquidation proceedings, state or federal, by Debtor, or the commencement of any such proceedings against Debtor which are not terminated within 30 days after commencement;

                  7.4 The commencement of a proceeding for the appointment of a bankruptcy or similar trustee, receiver, conservator, custodian, or other judicial representative by Debtor, or the commencement of any such proceedings against Debtor which are not terminated within 30 days after commencement;

                  7.5 The attachment of, execution against, levy upon, or other seizure of the property of Debtor (other than an attachment which is solely for jurisdictional purposes), unless, and only as long as, Secured Party's counsel determines that such attachment, execution, levy or seizure is being contested in good faith;

                  7.6 Any assignment by Debtor for the benefit of creditors;

                  7.7 The attempted rejection of this Agreement or any of the Liabilities by a bankruptcy trustee or debtor in possession who succeeds to the Collateral; or

                  7.8 Debtor becomes insolvent or unable to pay its debts as they mature.

         8. REMEDIES.

                  8.1 Upon the occurrence of an Event of Default, and at the option of Secured Party, the Liabilities will immediately mature and become due and payable in full without notice or demand.

                  8.2 Upon the occurrence of an Event of Default, Debtor grants to Secured Party, in addition to any rights, powers, or remedies Secured Party may have under any applicable law, all of which are cumulative, the right to:

                           8.2.1 Require Debtor to assemble the Collateral and
                  any records pertaining thereto and make them available to Secured Party at a place designated by Secured Party;

                           8.2.2 Grant extensions and compromise or settle
                  claims for less than face value relative to any Collateral;

                           8.2.3 Use, in connection with any assembly or
                  disposition of the Collateral, any trade mark, trade name, trade style, copyright, brand, patent right, or technical process used or utilized by Debtor;

                           8.2.4 Take such measures as Secured Party may deem
                  necessary or advisable to preserve, process, develop, maintain, protect, care for, or insure the Collateral or any portion thereof, and Debtor hereby irrevocably constitutes and appoints Secured Party as Debtor's attorney-in-fact to do all acts and things in connection therewith;

                           8.2.5 Notify account debtors to pay over to Secured
                  Party all sums owed to Debtor; and

                           8.2.6 Enter upon Debtor's premises peaceably by
                  Secured Party's own means, with or without legal process, and take possession of the Collateral, or render it unusable or dispose of the Collateral on Debtor's premises, and Debtor agrees not to interfere.

                  8.3 Debtor appoints and constitutes Secured Party as its attorney-in-fact, effective upon the occurrence of an Event of Default:

                           8.3.1 To receive, open and dispose of all mail
                  addressed to Debtor;

                           8.3.2 To endorse the name of Debtor upon any notes,
                  acceptances, checks, drafts, money orders, and other evidences of payment from its account debtors which may come into Secured Party's possession and to deposit or otherwise collect the same;

                           8.3.3 To do all other acts and things necessary to
                  carry out this Agreement; and

                           8.3.4 Debtor waives notice of presentment, protest,
                  and dishonor of any instrument so endorsed by Secured Party.

                           All acts of Secured Party as attorney-in-fact for
                  Debtor are authorized, ratified, and approved and Debtor agrees that Secured Party, as attorney-in-fact, will not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Agreement remains in effect or any of the Liabilities remain outstanding.

         9. SALE OF COLLATERAL AFTER DEFAULT. Upon the occurrence of an Event Default, all of the Collateral may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between items of security or without assigning to them any proportion of the proceeds of such sale. Debtor, insofar as it legally may so do, waives the application of any doctrine of marshalling. In the alternative, the Collateral may be offered for sale separately, and sales may be held from time to time, and all powers of Secured Party will not be fully executed until all of the Collateral has been sold. The expenses of pursuing, searching for, receiving, taking, keeping, storing, advertising and selling the Collateral will be chargeable to Debtor. Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Secured Party must give Debtor reasonable notice of the time and place of any public sale of the Collateral, or of the time after which any private sale or any other intended disposition thereof is to be made. Any requirement of reasonable notice prior to sale or disposition of the Collateral will be fulfilled if notice is deemed given at least 10 days prior to the sale or disposition. In any event, Debtor will remain liable for any deficiency resulting from a sale of the Collateral and must pay any such deficiency upon demand.

         10. MISCELLANEOUS.

                  10.1 NOTICES. All notices, consents or other communications required or permitted to be given under this Agreement must be in writing and will be sufficient and be deemed to have been duly given or made if and when (I) delivered personally, (II) mailed by first class certified mail, return receipt requested, postage prepaid, or (III) sent by a nationally recognized express courier service, postage or delivery charges prepaid, to the parties at the following addresses or at any other address that is communicated to the other parties by proper notice.

                  If to Secured Party, to:

                  Registry Magic Incorporated
                  6251 B Park of Commerce Boulevard N.W.
                  Boca Raton, Florida 33487
                  Facsimile Number: (561) 994-3223

                  If to Debtor, to:

                  Bristol Retail Solutions, Inc.
                  3760 Kilroy Airport Way, Suite 450
                  Long Beach, California 90806
                  Attention:  David Kaye
                  Facsimile Number: ________________

                  10.2 NO WAIVERS. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, will constitute a waiver of, or will preclude any other or further exercise of, any right, power or remedy. TIME IS OF THE ESSENCE OF THIS AGREEMENT.

                  10.3 SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement will not affect the other provisions and this Agreement must be construed in all respects as if such invalid or unenforceable provision was omitted.

                  10.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be an original hereof, and it is not necessary in making proof of this Agreement to produce or account for more than one counterpart.

                  10.5 HEADINGS. Descriptive headings used in this Agreement are for convenience only and do not control or affect the meaning or construction of any provision of this Agreement.

                  10.6 CONSTRUCTION. The laws of the State of Florida govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties. Each party has reviewed and participated in the drafting of this Agreement and any rule of construction to the effect that any ambiguities are to be resolved against the drafting party may not be employed in the interpretation of this Agreement. Wherever the context requires, all words in any gender will be deemed to include the masculine, feminine or neuter gender; all singular words include the plural, and all plural words will include the singular.

                  10.7 FURTHER COOPERATION. From and after the date of this Agreement, Debtor agrees to execute, acknowledge, deliver, file and record, at its own cost and expense, whatever additional documents may be necessary to carry out the intent and purpose of this Agreement that Secured Party have a properly perfected purchase money security interest in the Collateral, senior in priority to all other liens and security interests.

                  10.8 JURISDICTION AND VENUE. Each of the parties submits to the jurisdiction of the courts of the State of Florida and agrees that the appropriate venue for any and all suits and special proceedings arising out of, in connection with, or by reason of this Agreement, will be the courts of competent jurisdiction located in Florida. Each party further agrees that those courts have IN PERSONAM jurisdiction over that party even if that party is then residing outside of the state. THE PARTIES HEREBY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON THIS AGREEMENT.

                  10.9 BINDING NATURE; ASSIGNMENTS. This Agreement is binding upon and will operate for the benefit of the parties and their respective successors and permitted assigns. None of Debtor's obligations created under this Agreement are assignable without the written consent of Secured Party. Secured Party may assign its rights under this Agreement without Debtor's consent, and, if such an assignment is made, then the assignee will be entitled, upon giving notice to Debtor, to the performance of all of Debtor's obligations hereunder.

                  10.10 LEGAL FEES. Upon the resolution of any dispute arising out of this Agreement, the prevailing party will be entitled to recover the actual fees of its attorneys and costs, at all levels.

                  10.11 COMPLETENESS; AMENDMENT. This Agreement is being made and delivered in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, and, together with the Asset Purchase Agreement and the ancillary documents executed and delivered in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, constitutes the entire understanding among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings. Any amendment, modification or supplement to this Agreement must be in writing and executed by the party against which
         (whom) enforcement of such amendment, modification or supplement is sought.

                  10.12 LEGAL COUNSEL. Each party shall have had the opportunity to obtain independent legal counsel. Debtor and Secured Party acknowledge and agree that Atlas Pearlman, P.A. has represented Debtor in the past and each party waives any conflict.

         11. COUNTERPARTS. This Agreement may be executed and delivered in two or more counterparts, each of which shall be an original document and all of which together shall constitute a single document. This Agreement shall be executed in full when one or more counterparts taken together shall have been executed and delivered by the parties by facsimile transmission or otherwise.

         WITNESS THE DUE EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT ON THE DATE FIRST WRITTEN ABOVE.

                                     DEBTOR:

                                     BRISTOL RETAIL SOLUTIONS, INC.,
                                     a Delaware corporation

                                     By: /s/ David Kaye
                                         ---------------------------------------
                                             Authorized Officer

                                     SECURED PARTY:

                                     REGISTRY MAGIC INCORPORATED,
                                     a Florida corporation

                                     By: /s/ Lawrence Cohen
                                         ---------------------------------------
                                             Authorized Officer

                                 PROMISSORY NOTE

$250,000                                                        October 20, 2000

         FOR VALUE RECEIVED, the undersigned BRISTOL RETAIL SOLUTIONS, INC., a Delaware corporation ("BORROWER") promises to pay to the order of REGISTRY MAGIC INCORPORATED, a Florida corporation ("LENDER"), at 6251 B Park of Commerce Boulevard N.W., Boca Raton, Florida 33487, the sum of $250,000 ("THE ADVANCE"), together with interest on the Advance from the date of this Promissory Note, at the rate of 11.5% per year, as follows:

         On October 19, 2001, (being twelve months from the date hereof), the sum of the Advance and the interest that has accrued will be determined and that sum will become the principal balance due under this Promissory Note and any other charges will be absolutely due and payable ("THE MATURITY DATE"). The payment must be delivered to Lender at its offices at 6251 B Park of Commerce Boulevard N.W., Boca Raton, Florida 33487, or at such other place as Lender may designate, in writing.

         This Promissory Note may be prepaid in whole or in part at any time without premium or penalty.

         Borrower and any other person who is or may become liable for payment of this Promissory Note waive demand, protest and notice of maturity, non-payment or protest and all requirements necessary to hold each of them liable as makers, or endorsers, guarantors and consent without notice to each extension of time or change in terms of payment by the holder of this Promissory Note.

         Borrower and any other person who is or may become liable for payment of this Promissory Note (individually, "AN OBLIGOR", or collectively, "THE OBLIGORS"), jointly and severally agree to pay all costs of collection, including reasonable attorneys' fees, if it becomes necessary to protect the security hereof, whether suit be brought or not.

         From and after the occurrence of a default under this Note or the maturity thereof, whether normal maturity or accelerated maturity, both the unpaid principal and accrued interest will bear interest at the highest lawful rate.

         This Promissory Note is secured under a Security Agreement of even date herewith ("THE SECURITY AGREEMENT") and is to be construed and enforced according to the laws of the State of Florida. Under default of any of the terms and conditions of the Security Agreement, then at the option of the holder, the entire principal sum remaining unpaid, together with accrued interest, will become immediately due and payable, without notice.

         The term "LOAN DOCUMENTS" means all of the documents heretofore, now, or hereafter executed by Borrower, by other Obligors, or by Borrower and other Obligors, which wholly or partly secure payment of this Promissory Note, or which were, are, or will be executed in connection with the indebtedness evidenced by this Promissory Note, including, but not limited to, the Security Agreement and UCC-1 financing statements.

         All Obligors, severally and expressly grant to Lender a continuing first lien security interest in any money or collateral of any such person now or hereafter in the possession of Lender; and authorize and empower Lender, at its sole discretion, at any time after the occurrence of an Event of Default, to appropriate and, in such order as Lender may elect, apply such money or collateral to the payment of this Promissory Note or any other obligations of the Obligors to Lender or any of its affiliates, whether now existing or hereafter created (whether such obligations are or will be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured).

         All Obligors, severally, irrevocably, and unconditionally (1) agree that any suit, action, or other legal proceeding arising out of or relating to this Promissory Note may be brought, at the option of Lender, in a court of record of the State of Florida in Broward County, in the United States District Court for the Southern District of Florida, or in any other court of competent jurisdiction; (2) consent to the jurisdiction of each such court in any such suit, action or proceeding; and (3) waive any objection which it may have to the laying of venue of any such suit, action, or proceeding in any such court.

         Upon the happening of any of the following events, each of which constitutes a default ("EVENT OF DEFAULT"), all sums due will thereupon or at any time thereafter, at Lender's option, without notice or demand, become immediately due and payable:

(1) failure of any Obligor (which term means and includes each Maker, Endorser, Surety, Guarantor or other party liable for payment of or pledging collateral or security under this Note) to pay on or before expiration of any applicable grace period, any sum due hereunder; (2) occurrence of default under any of the Loan Documents; (3) filing of any petition under the Bankruptcy Code or any similar federal or state statute by or against any Obligor or the insolvency of any Obligor; (4) making of a general assignment by any Obligor for the benefit of creditors, appointment of or taking possession by a receiver, trustee or custodian or similar official for any Obligor or for any assets of any such Obligor or institution by or against any Obligor of any kind of insolvency proceedings or any proceeding for dissolution or liquidation of any Obligor which is not dismissed within 30 days of the filing thereof; (5) entry of a final judgment against Borrower, which is not satisfied or transferred to bond within 30 days of the date of entry; (6) material falsity in any certificate, statement, representation, warranty or financial information at any time furnished to Lender by or on behalf of any Obligor pursuant to or in connection with this Promissory Note, the Loan Documents, or otherwise, including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in any facts disclosed by any certificate, statement, representation, warranty or financial information furnished to Lender; (7) issuance of any writ of attachment or writ of garnishment or filing of any lien against any collateral or the property of any Obligor which is not dismissed within 30 days of the date of issuance or filing, whichever is applicable; (8) taking of possession of any material collateral or of any substantial part of the property of any Obligor at the instance of any governmental authority; (9) dissolution, merger, consolidation, or reorganization of any Obligor; (10) assignment or sale by any Obligor of any equity in any collateral securing payment of this Promissory Note without the prior written consent of the Lender; or (11) cancellation of any guaranty with respect hereto without the prior written consent of Lender.

         Lender will have all of the rights and remedies of a creditor and secured party under all applicable law. Without limiting the generality of the foregoing, upon the occurrence of an Event of Default, Lender may, at its option, and without notice or demand (1) declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other liabilities of Maker or any such liabilities selected by Lender; and
(2) set-off against this Note all monies owed by Lender, in any capacity, to Maker, and Lender will be deemed to have exercised such right of set-off, and to have made a charge against any such money immediately upon the occurrence of such default, although made or entered on the books subsequent thereto.

         If the calculation of interest or the imposition of a change in the rate of interest after acceleration upon default or the payment of any fees or other charges which are construed to be interest under applicable law, rule, or regulation in effect from time to time, result in an effective rate of interest higher than that permitted to be paid under applicable law, rule, or regulation in effect from time to time, then such charges will be reduced by a sum sufficient to result in an effective rate of interest no greater than the maximum effective rate of interest permitted to be paid under applicable law, rule or regulation in effect from time to time. Upon maturity of this Note, whether by acceleration or in due course, interest will be recalculated over the actual life of the loan based upon the amounts outstanding, and if the total amount of interest theretofore paid exceeds the amount permitted to be paid under applicable law, rule, or regulation in effect from time to time, the excess must be credited to principal, or if such excess exceeds the principal amount due, refunded to Borrower.

         BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS CLAIMS OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, THE LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED BY ANY OF THEM.

                                           BORROWER:

                                           BRISTOL RETAIL SOLUTIONS, INC.
                                           a Delaware corporation


                                           By: /s/ David Kaye
                                               ---------------------------------
                                                   Authorized Officer

                                 PROMISSORY NOTE

$400,000                                                       December __, 2000

         FOR VALUE RECEIVED, the undersigned BRISTOL RETAIL SOLUTIONS, INC., a Delaware corporation ("BORROWER") promises to pay to the order of REGISTRY MAGIC INCORPORATED, a Florida corporation ("LENDER"), at 6251 B Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487, the sum of $250,000 ("THE INITIAL ADVANCE"), plus such amounts as Lender may hereafter advance to Borrower from time to time ("ADDITIONAL ADVANCE(S)"), up to a maximum aggregate principal of $400,000, together with interest on the Initial Advance from the date of this Promissory Note and interest on each Additional Advance from the date of the advance, at the rate of 11.5% per year, as follows:

         On October 19, 2001, (being twelve months from the date of the Initial Advance), the sum of (1) the Initial Advance, (2) the Additional Advance(s), and (3) the interest that has accrued on all of them, will be determined and that sum will become the principal balance due under this Promissory Note and any other charges will be absolutely due and payable ("THE MATURITY DATE"). The payment must be delivered to Lender at its offices at 6251 B Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487, or at such other place as Lender may designate, in writing.

         This Promissory Note may be prepaid in whole or in part at any time without premium or penalty.

         Borrower and any other person who is or may become liable for payment of this Promissory Note waive demand, protest and notice of maturity, non-payment or protest and all requirements necessary to hold each of them liable as makers, or endorsers, guarantors and consent without notice to each extension of time or change in terms of payment by the holder of this Promissory Note.

         Borrower and any other person who is or may become liable for payment of this Promissory Note (individually, "AN OBLIGOR", or collectively, "THE OBLIGORS"), jointly and severally, agree to pay all costs of collection, including reasonable attorneys' fees, if it becomes necessary to protect the security hereof, whether suit be brought or not.

         From and after the occurrence of a default under this Note or the maturity thereof, whether normal maturity or accelerated maturity, both the unpaid principal and accrued interest will bear interest at the highest lawful rate.

         This Promissory Note is secured under a Security Agreement of even date herewith ("THE SECURITY AGREEMENT") and is to be construed and enforced according to the laws of the State of Florida. Upon default of any of the terms and conditions of the Security Agreement, then at the option of the holder, the entire principal sum remaining unpaid, together with accrued interest, will become immediately due and payable, without notice.

         The term "LOAN DOCUMENTS" means all of the documents heretofore, now, or hereafter executed by Borrower, by other Obligors, or by Borrower and other Obligors, which wholly or partly secure payment of this Promissory Note, or which were, are, or will be executed in connection with the indebtedness evidenced by this Promissory Note, including, but not limited to, the Security Agreement and UCC-1 financing statements.

         All Obligors, severally and expressly grant to Lender a continuing first lien security interest in any money or collateral of any such person now or hereafter in the possession of Lender; and authorize and empower Lender, at its sole discretion, at any time after the occurrence of an Event of Default, to appropriate and, in such order as Lender may elect, apply such money or collateral to the payment of this Promissory Note or any other obligations of the Obligors to Lender or any of its affiliates, whether now existing or hereafter created (whether such obligations are or will be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured).

         All Obligors, severally, irrevocably, and unconditionally (1) agree that any suit, action, or other legal proceeding arising out of or relating to this Promissory Note may be brought, at the option of Lender, in a court of record of the State of Florida in Broward County, in the United States District Court for the Southern District of Florida, or in any other court of competent jurisdiction; (2) consent to the jurisdiction of each such court in any such suit, action or proceeding; and (3) waive any objection which it may have to the laying of venue of any such suit, action, or proceeding in any such court.

         Upon the happening of any of the following events, each of which constitutes a default ("EVENT OF DEFAULT"), all sums due will thereupon or at any time thereafter, at Lender's option, without notice or demand, become immediately due and payable:

(1) failure of any Obligor (which term means and includes each Maker, Endorser, Surety, Guarantor or other party liable for payment of or pledging collateral or security under this Note) to pay on or before expiration of any applicable grace period, any sum due hereunder; (2) occurrence of default under any of the Loan Documents; (3) filing of any petition under the Bankruptcy Code or any similar federal or state statute by or against any Obligor or the insolvency of any Obligor; (4) making of a general assignment by any Obligor for the benefit of creditors, appointment of or taking possession by a receiver, trustee or custodian or similar official for any Obligor or for any assets of any such Obligor or institution by or against any Obligor of any kind of insolvency proceedings or any proceeding for dissolution or liquidation of any Obligor which is not dismissed within 30 days of the filing thereof; (5) entry of a final judgment against Borrower, which is not satisfied or transferred to bond within 30 days of the date of entry; (6) material falsity in any certificate, statement, representation, warranty or financial information at any time furnished to Lender by or on behalf of any Obligor pursuant to or in connection with this Promissory Note, the Loan Documents, or otherwise, including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in any facts disclosed by any certificate, statement, representation, warranty or financial information furnished to Lender; (7) issuance of any writ of attachment or writ of garnishment or filing of any lien against any collateral or the property of any Obligor which is not dismissed within 30 days of the date of issuance or filing, whichever is applicable; (8) taking of possession of any material collateral or of any substantial part of the property of any Obligor at the instance of any governmental authority; (9) dissolution, merger, consolidation, or reorganization of any Obligor; (10) assignment or sale by any Obligor of any equity in any collateral securing payment of this Promissory Note without the prior written consent of the Lender; or (11) cancellation of any guaranty with respect hereto without the prior written consent of Lender.

         Lender will have all of the rights and remedies of a creditor and secured party under all applicable law. Without limiting the generality of the foregoing, upon the occurrence of an Event of Default, Lender may, at its option, and without notice or demand (1) declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other liabilities of Maker or any such liabilities selected by Lender; and
(2) set-off against this Note all monies owed by Lender, in any capacity, to Maker, and Lender will be deemed to have exercised such right of set-off, and to have made a charge against any such money immediately upon the occurrence of such default, although made or entered on the books subsequent thereto.

         If the calculation of interest or the imposition of a change in the rate of interest after acceleration upon default or the payment of any fees or other charges which are construed to be interest under applicable law, rule, or regulation in effect from time to time, result in an effective rate of interest higher than that permitted to be paid under applicable law, rule, or regulation in effect from time to time, then such charges will be reduced by a sum sufficient to result in an effective rate of interest no greater than the maximum effective rate of interest permitted to be paid under applicable law, rule or regulation in effect from time to time. Upon maturity of this Note, whether by acceleration or in due course, interest will be recalculated over the actual life of the loan based upon the amounts outstanding, and if the total amount of interest theretofore paid exceeds the amount permitted to be paid under applicable law, rule, or regulation in effect from time to time, the excess must be credited to principal, or if such excess exceeds the principal amount due, refunded to Borrower.

         BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS CLAIMS OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, THE LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED BY ANY OF THEM.

                                        BORROWER:

                                        BRISTOL RETAIL SOLUTIONS, INC.
                                        a Delaware corporation

                                        By: /s/ David Kaye
                                            ------------------------------------
                                                David Kaye, President & CEO



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